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                                                                    EXHIBIT 32.2

                  CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

      I, Richard J. Dobbyn, the Chief Financial Officer of Sun Hydraulics Corporation (the "Company"), certify that (i) the Quarterly Report on Form 10-Q for the Company for the quarter ended September 25, 2004 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                /s/ Richard J. Dobbyn
                                                --------------------------------
                                                Chief Financial Officer
                                                November 5, 2004